UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                          Date of Report: July 9, 2004




                            OAK HILL FINANCIAL, INC.
             (Exact name of Registrant as specified in its charter)






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         Ohio                         0-26876                     31-1010517
(State or jurisdiction of   (Commission or file number)   (IRS Employer
incorporation)                                            identification number)







                                 14621 S. R. 93
                                Jackson, OH 45640
                    (Address of principal executive offices)




                                 (740) 286-3283
                (Registrant's phone number, including area code)




                                 Not Applicable
          (Former name or former address, if changed since last report)





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     The information in this report,  including the exhibit attached hereto,  is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.


Item 12: Results of Operations and Financial Condition
         ---------------------------------------------

          On July 8, 2004, Oak Hill Financial, Inc. issued a press release announcing its results of operations and financial condition for the six and three months ("second quarter") ended June 30, 2004. A copy of the press release is attached as Exhibit 99.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Oak Hill Financial, Inc.

                                                   /s/ Ron J. Copher

Date:  July 9, 2004
                                                   Ron J. Copher
                                                   Chief   Financial    Officer,
                                                   Treasurer & Secretary


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                                  EXHIBIT INDEX


Exhibit Number               Description
--------------               -----------

99 Press release of Oak Hill Financial, Inc., dated July 8, 2004, announcing the Company's earnings for the second quarter ended June 30, 2004.